UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  October 15, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated September 1, 2002 providing for the issuance of ABFS Mortgage Loan Trust 2002-3 Mortgage Pass-Through Certificates, Series 2002-3.)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


         Delaware                  333-77054-24                  13-3320910
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


11 Madison Avenue
New York, New York                                               10010
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's ABFS Mortgage Loan Trust 2002-3 Mortgage Pass-Through Certificates, Series 2002-3 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2002 ( the "Agreement"), among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, American Business Credit Inc., as Servicer, and JPMorgan Chase Bank, as Trustee, Collateral Agent and Backup Servicer. On October 15, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on October 15, 2002 as Exhibit 99.1.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
ABFS Mortgage Loan Trust 2002-3
Mortgage Pass-Through  Certificates, Series 2002-3
----------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JPMorgan Chase Bank,
                              not in its individual capacity but solely as Trustee, Collateral Agent, and Backup Servicer under the Agreement referred to herein


Date:  October 23, 2002       By: /s/   Jennifer Baran
                                 -----------------------------
                                     Jennifer Baran
                                     Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders

                                  Exhibit 99.1

                         Statement to Certificateholders
                                 October 15, 2002


                        ABFS MORTGAGE LOAN TRUST 2002-3
                        STATEMENT TO CERTIFICATEHOLDERS
                                October 15, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A           321,900,000.00    321,900,000.00     782,103.17    1,143,549.75      1,925,652.92    0.00     0.00     321,117,896.83
AIO         119,660,000.00    119,660,000.00           0.00      698,016.67        698,016.67    0.00     0.00     119,660,000.00
M1           22,200,000.00     22,200,000.00           0.00       99,937.00         99,937.00    0.00     0.00      22,200,000.00
M2           18,500,000.00     18,500,000.00           0.00       90,881.25         90,881.25    0.00     0.00      18,500,000.00
B             7,400,000.00      7,400,000.00           0.00       42,303.33         42,303.33    0.00     0.00       7,400,000.00
R                     0.00              0.00           0.00            0.00              0.00    0.00     0.00               0.00
TOTALS      489,660,000.00    489,660,000.00     782,103.17    2,074,688.00      2,856,791.17    0.00     0.00     488,877,896.83
                                                                                                 0.00     0.00
X                     0.00              0.00           0.00            0.00              0.00    0.00     0.00               0.00
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL
-------------------------------------------------------------------------------------------------------
A         000759CY4  1,000.00000000      2.42964638    3.55250000    5.98214638          997.57035362
AIO       000759CU2  1,000.00000000      0.00000000    5.83333336    5.83333336        1,000.00000000
M1        000759CV0  1,000.00000000      0.00000000    4.50166667    4.50166667        1,000.00000000
M2        000759CW8  1,000.00000000      0.00000000    4.91250000    4.91250000        1,000.00000000
B         000759CX6  1,000.00000000      0.00000000    5.71666622    5.71666622        1,000.00000000
TOTALS               1,000.00000000      1.59723721    4.23699710    5.83423431          998.40276279
------------------------------------------------------------------------------------------------------


--------------------------------------------------
            PASS-THROUGH RATES
--------------------------------------------------
 CLASS    PREVIOUS         CURRENT        NEXT
 -------------------------------------------------
A                      4.263000 %  4.263000 %
AIO                    7.000000 %  7.000000 %
M1                     5.402000 %  5.402000 %
M2                     5.895000 %  5.895000 %
B                      6.860000 %  6.860000 %
--------------------------------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Maria Inoa
               JPMorgan Chase Bank - Structured Finance Services
                        450 W. 33rd Street, 14th Floor,
                            New York, New York 10001
                              Tel: (212) 946-3676
                              Fax: (212) 946-8552
                          Email: maria.inoa@chase.com


                                                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
